UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2010

PIKE ELECTRIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 21, 2010, Pike Electric Corporation (the “Company”) announced the appointment of Jeffrey Calhoun as its chief accounting officer, effective as of September 20, 2010. Mr. Calhoun, age 46, was an audit member at Dixon Hughes PLLC from January 2008 through May 2010 and at McGladrey & Pullen, LLP from September 2003 through December 2007, where he was responsible for leading service teams that provided audit and accounting services to clients. Mr. Calhoun graduated from Clemson University in 1986 with a B.S. in accounting. A copy of the press release announcing the appointment of Mr. Calhoun as chief accounting officer of the Company is attached hereto as Exhibit 99.1 and incorporated by reference herein.
In connection with the appointment, Mr. Calhoun entered into an employment agreement with the Company pursuant to which he will receive a base annual salary of $190,000 and initial equity grants of 5,000 restricted stock units and options to purchase 30,000 shares of our common stock, and is entitled to participate in the other benefit plans and programs available to the Company’s officers. The agreement also provides Mr. Calhoun cash severance payments of up to 12 months of his annual base salary and continuation of his medical and health insurance benefits for up to 12 months, both of which are subject to Mr. Calhoun executing a release of claims in favor of the Company and abiding by the the confidentiality, non-competition and non-solicitation covenants in his agreement.
On September 17, 2010, Gary Waldman resigned as the Company’s controller and chief accounting officer. Mr. Waldman confirmed to the Company that his resignation was not the result of any disagreement with the Company on any matter relating to the Company’s financial statements, accounting policies, or its internal controls.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

99.1	Press release dated September 21, 2010

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION
Date: September 21, 2010	By:	/s/ Anthony K. Slater
Name: Anthony K. Slater
Title: Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
September 8, 2010	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release dated September 21, 2010